                                                                 Exhibit 10.38

        [LETTERHEAD OF AMERICAN ARTISTS FILM CORPORATION APPEARS HERE]





                              September 27, 1996

Atlantic International Capital, Ltd.
2200 Corporate Boulevard
Suite 317
Boca Raton,  FL  33431
Attention:  Mr. Norman Hoskin, Chairman
            and Mr. Richard Iammuno, President

     RE:  Agreement dated may 16, 1995, as Amended
          ----------------------------------------

Dear Norm and Richard:

     This will confirm the agreement between our companies as follows:

     1. On May 16, 1995, we entered a certain agreement (as amended, the "1995 Agreement") relating to services to be provided to American Artists Film Corporation ("Artists") by Atlantic International Capital, Ltd. ("AIC"). The 1995 Agreement is hereby terminated by mutual consent, effective immediately.

     2. (a) Artists hereby retains AIC, effective October 1, 1996, (i) to advise and counsel Artists concerning communications and relations with investors and with marketmakers in the common stock of Artists following the pending merger of Artists with Setab Alpha, Inc., and (ii) to provide to Artists other business advice and counsel.

        (b) For such services Artists will pay AIC the sum of $3,000 per month, payable in advance at the first of each calendar month.

        (c) This advisory agreement shall remain in effect through September 31, 1997, unless sooner terminated upon 90 days' prior written notice by either party.

        (d) We acknowledge that AIC is not registered as a broker-dealer under state or federal laws. Accordingly, AIC shall not in any event provide any services hereunder for which such registration shall be required by applicable law. Artists and AIC each covenant and agree to remain in compliance with applicable securities laws throughout the term of this advisory agreement.
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Atlantic International Capital, Ltd.
September 27, 1996
Page 2

     If the above correctly states our agreement with respect to such matters, please so indicate by signing a copy of this letter in the space provided below and returning it to Artists.

                                   Yours truly,

                                   AMERICAN ARTISTS FILM CORPORATION

                                      /s/ Steven D. Brown
                                   By:---------------------------------------
                                        Chief Executive Officer


The above correctly states our
agreement with respect to such
matters.

ATLANTIC INTERNATIONAL CAPITAL, LTD.



   /s/ NORMAN HOSKIN
By:---------------------------------------


       Chairman
Title:------------------------------------

       9-27-96